LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 15, 2013

TO THE PROSPECTUS,

DATED AUGUST 15, 2013, OF

CLEARBRIDGE LARGE CAP VALUE FUND

Prior to October 15, 2013, the following text replaces footnote ** to the table in the section of the fund’s Prospectus titled “Purchase and sale of fund shares”:

** Current holders of Class A shares who hold their shares through a financial intermediary with a direct transfer agent relationship with the fund will be permitted to make additional purchases of Class A shares through October 14, 2013. After that date, such shareholders will not be permitted to make additional purchases of Class A shares.

Former shareholders of Legg Mason Capital Management All Cap Fund (“All Cap Fund”) that received Class A2 shares of the fund as part of the reorganization of All Cap Fund into the fund will not be permitted to purchase Class A shares.

Prior to October 15, 2013, the following text supplements, and to the extent it is inconsistent replaces, the second paragraph in the section of the fund’s Prospectus titled “Choosing a class of shares to buy”:

Current holders of Class A shares who hold their shares through a financial intermediary that has a direct transfer agent relationship with the fund (“Direct TA Accounts”) will be permitted to acquire additional Class A shares of the fund through new purchases or incoming exchanges through October 14, 2013. After that date, Direct TA Accounts will not be permitted to make additional purchases of Class A shares and will only be permitted to acquire Class A2 shares.

Please retain this supplement for future reference.

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